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                                                                   EXHIBIT 10.21


          AMENDMENT NUMBER 1 TO MASTER LEASE AND FINANCING AGREEMENT

     THIS AMENDMENT NUMBER 1 TO MASTER LEASE AND FINANCING AGREEMENT (this "Amendment") is dated as of this ____ day of January, 2000, by and between Compaq Financial Services Corporation, a Delaware corporation ("Lessor"), and AltaVista Company, a Delaware corporation ("Lessee").

                                  WITNESSETH:
WHEREAS:

     A. Lessor and Lessee have entered into that certain Master Lease and Financing Agreement Number 100749 dated November 24, 1999 (the "Master Agreement") pursuant to which Lessor is willing to purchase and lease to Lessee, certain equipment listed on Schedules thereto executed by Lessor and Lessee from time to time. Capitalized terms used in this Amendment without definition have the meanings assigned to them in the Master Agreement to which this Amendment is attached and hereby made part thereof.

     B. Lessee has requested, and Lessor has agreed to, certain modifications to the Master Agreement.

     C. The parties are entering into this Amendment for the purposes of effecting such modifications.

     NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.   Modifications to Master Agreement.
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     (A)  Exhibit A.

          The last sentence of Section 3 shall be deleted.

     (B)  Exhibit B.

          (a)  The last sentence of Section 4 shall be deleted.
          (b)  The last sentence of Section 5 shall be deleted.

     (C)  Exhibit C.

          The last sentence of Section 4 shall be deleted.

(2)  Definitions.  Unless otherwise defined herein, words and expressions
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     defined in the Master Agreement, as amended hereby, shall bear the same meanings when used herein.

(3)  No Other Amendment.  All other terms and conditions of the Master Agreement
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     and any applicable Schedule shall remain in full force and effect and the
     Lease shall be read and construed as if the terms of this Amendment were included therein.
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(4)  GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN
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     ACCORDANCE WITH THE LAWS OF THE STATE OF NEW JERSEY, WITHOUT REGARD TO
     CONFLICTS OF LAW PRINCIPLES.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized officers, and delivered the day and year first written above.

LESSEE:                               LESSOR:
ALTAVISTA COMPANY                     COMPAQ FINANCIAL SERVICES
                                        CORPORATION


By:__________________________         By:_____________________________
Name: _______________________         Name: __________________________
Title: ______________________         Title: _________________________